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Exhibit 10.6

                 SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

         THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Amendment"), made effective as of this 15th day of May, 2007, by and between DEACON ENTERPRISES, INC., a Michigan Corporation, whose address is 600 South Deacon, Detroit, Michigan 48217 ("Seller"), and VOYAGER PETROLEUM, INC., a Nevada corporation, whose address is 123 East Ogden Ave.- Suite 102A, Hinsdale, Illinois 60521, ("Purchaser").

                              W I T N E S S E T H:

         WHEREAS, on January 19, 2007 Seller and Purchaser entered into a Purchase and Sale Agreement for land situated in the City of Detroit, County of Wayne, and State of Michigan ("Agreement"); and

         WHEREAS, on April 18, 2007 Seller and Purchaser executed a First Amendment to Purchase and Sale Agreement ("First Amendment") extending the Purchaser's due diligence inspection period until May 18, 2007 (Original Agreement and First Amendment are collectively the "Agreement"); and

         WHEREAS, Seller and Purchaser desire to amend the Agreement;

         NOW THEREFORE, Seller and Purchaser agree as follows:

1. EXTENSION OF INSPECTION PERIOD. Purchaser's right to inspect and evaluate the Property and otherwise determine whether Purchaser shall purchase the property (the "Inspection Period") shall be extended until June 18, 2007 at 5:00 p.m. EST without additional cost to Purchaser.

2. COUNTERPARTS AND FACSIMILE. This Amendment may be executed in any number of counterparts all of which when taken together, shall constitute one in the same instrument. Facsimile signatures and e-mailed PDF versions of signatures shall be deemed originals for the purposes of execution and delivery of this Amendment.

         The parties have executed this Amendment on the day and date first above written.

SELLER:                                     PURCHASER:

DEACON ENTERPRISES, INC.                    VOYAGER PETROLEUM, INC.


By: /s/ Verlin Eppert                       By: /s/ Sebastien C. DuFort
    ---------------------------------           --------------------------------
    VERLIN EPPERT, President                    SEBASTIEN DUFORT, President